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                                                                 Exhibit 10.12

                                 OEM AGREEMENT

     This OEM Agreement ("Agreement") is entered into as of November 22, 1994, ("Effective Date"), between CEMAX, Inc., a California corporation with principal offices at 47281 Mission Falls Court, Fremont, California 84539 ("CEMAX"), and Minnesota Mining and Manufacturing Company, a Delaware corporation with principal offices at 3M Center, St. Paul, Minnesota 55144 ("3M").

In consideration of the mutual promises contained herein, the parties agree as follows:

1.   DEFINITIONS

     (a) "Software" means the CEMAX software products listed in Exhibit A of this Agreement in machine executable object code format only, together with error corrections or other modifications provided to 3M by CEMAX pursuant to this Agreement. Software may be changed or added by CEMAX, at its sole discretion, provided that CEMAX gives ninety (90) days prior written notice to 3M. All Software will bear the 3M brand name and meet the 3M brand labeling requirements stated in Exhibit B.

     (b) "Reproduced Software" means the CEMAX software products listed in Exhibit A of this Agreement, together with error corrections or other modifications provided to 3M by CEMAX pursuant to this Agreement, and reproduced by 3M under the terms of this Agreement. All Reproduced Software will bear the 3M brand name and meet the 3M brand labeling requirements stated in Exhibit B.

     (c) "Hardware" means the CEMAX hardware listed in Exhibit C of this Agreement sold to 3M under the terms of this Agreement.

     (d) "Subsystems" means the Software, Hardware, and hardware purchased either by 3M or CEMAX, which CEMAX will integrate and will meet the then current specifications stated in Exhibit D. All Subsystems will bear the 3M brand name and meet the 3M brand labeling requirements stated in Exhibit B.

     (e) "Products" means Software, Reproduced Software, Hardware and
Subsystems.

     (f) "System" means an Image Management System marketed by 3M consisting of Products and 3M products in various combinations.

     (g) "Update" means a change or changes to a Product which corrects errors, improves performance or seviceability, and/or makes other changes that are typically of no additional charge to the end-user.

2.   LIMITATIONS ON 3M'S RIGHTS TO THE PRODUCTS, SOFTWARE LICENSES

     (a) 3M CERTIFICATION. 3M certifies that each Product purchased under this Agreement will be either:

          (i) incorporated by 3M into a System that 3M assembles, for sale, lease or other use, in the regular course of 3M's business;

          (ii) sold by 3M directly to the end user thereof;

          (iii) sold to the end user thereof through 3M's customary distribution channels, without integration of the Product into any System, or any other value added, by any third party in the distribution channel; or

          (iv) used by 3M for internal System development and testing.

3M further certifies that Systems into which each Product is incorporated by 3M will include the addition of hardware and/or software supplied by 3M which represents a significant enhancement and transformation of the Product (with regard to both value and function). 3M agrees that Products intended for other purposes shall not be purchased under this Agreement.

     (b) LICENSE TO 3M FOR SOFTWARE. CEMAX hereby grants to 3M a nonexclusive, nontransferable, royalty-free (except for the Fees payable to CEMAX) license to demonstrate and sublicense the Software in machine executable object code format worldwide in exercising 3M's rights and carrying out 3M's obligations under this Agreement. The foregoing license shall terminate on the termination of this Agreement for any reason.

     (c) LICENSE TO 3M FOR REPRODUCED SOFTWARE. CEMAX hereby grants to 3M a nonexclusive, nontransferable, royalty-free (except for the Fees payable to CEMAX) license to reproduce, demonstrate and

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sublicense the Reproduced Software in machine executable object code format worldwide in exercising 3M's rights and carrying out 3M's obligations under this Agreement. The foregoing license shall terminate on the termination of this Agreement for any reason. CEMAX will provide to 3M a master tape of each Reproduced Software on execution of this Agreement. In addition, 3M will draft a detailed integration procedure for the Reproduced Software, for CEMAX's review and approval.

     (d) SUBLICENSING. 3M and its Subdistributors shall provide the Products to end users pursuant to a software license in accordance with 3M's standard software licensing practice for products of this type.

     (e) SOFTWARE LICENSE AND OTHER RESTRICTIONS. Software and Reproduced Software are subject to license and not sale. Each reference in this Agreement to a "purchase" or "sale" of a Software or Reproduced Software, or like terms, shall mean a "license" of that Software or Reproduced Software. CEMAX shall retain full title to the Software and Reproduced Software and all copies thereof, and 3M and its customers may use the Software and Reproduced Software only in accordance with the provisions of their software licenses, as stated in this Agreement. Neither 3M nor its customers shall have any access to or rights in the Software or Reproduced Software source codes, except for 3M's rights pursuant to Section 6. Neither 3M nor its customers shall have the right to copy, modify or remanufacture any Software or Reproduced Software or part thereof, except as specifically stated in this Agreement.

     (f) APPOINTMENT. Subject to the terms and conditions set forth in this Agreement, CEMAX grants 3M the nonexclusive, nontransferable, worldwide right to distribute the Products in accordance with the restrictions set forth in Subsection 2(a), solely to end user customers and 3M's subdistributors and resellers within its normal chain of distribution ("Subdistributors"), but in no event to any other original equipment manufacturer, systems integrator, value-added reseller, or any other entity that might integrate or incorporate the Products with other systems, software, hardware, or other components. CEMAX agrees, however, that 3M may make occasional sales to original equipment manufacturers where purchase through an original equipment manufacturer other than 3M is required by the customer.

3.   TERMS OF PURCHASE OF PRODUCTS BY 3M

     (a) TERMS AND CONDITIONS. All purchases of Products by 3M from CEMAX during the term of this Agreement shall be subject to the terms and conditions of this Agreement.

     (b) FEES. All prices are F.O.B. (as defined in Section 2319 of the California Uniform Commercial Code) CEMAX's plant currently located at the address listed for CEMAX at the beginning of this Agreement.

          (i) The Fees to 3M for Software and Hardware shall be [ *
                                  * ] for that Software or Hardware, as stated
     in Exhibit A attached hereto. CEMAX has the right at any time to revise its list prices stated in Exhibit A with ninety (90) days advance written notice to 3M. Such revisions shall apply to all orders received after the effective date of revision. Fee increases shall not affect unfulfilled purchase orders accepted by CEMAX prior to the effective date of the price increase. Fee decreases shall apply to pending purchase orders accepted by CEMAX prior to the effective date of decrease but not yet shipped. CEMAX
     understands that 3M has a corporate commitment to [ *             * ] per
     year cost reduction. CEMAX agrees to make reasonable commercial efforts to
     reduce the prices stated in Exhibit A by [ *                    * ] each
     year during the term of this Agreement. CEMAX also agrees to offer to 3M cost reductions it makes available to its other customers purchasing at similar volumes.

          (iii) The Fees for Reproduced Software and Subsystems are as stated in Exhibits A and D. The percentage discount from list price may be changed only on the mutual written agreement of 3M and CEMAX. In years two (2) and three (3) of this Agreement, if the previous years sales do not exceed [ *
                                 * ], then 3M and CEMAX will renegotiate the
     pricing stated in Exhibits A and D.

     (c) TAXES. 3M's Fees do not include any federal, state or local taxes that may be applicable to the Products. When CEMAX has the legal obligation to collect such taxes, the appropriate amount shall be added

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to 3M's invoice and paid by 3M unless 3M provides CEMAX with a valid tax exemption certificate authorized by the appropriate taxing authority.

     (d) PURCHASES OF SOFTWARE, HARDWARE AND SUBSYSTEMS.

          (i) All orders for Software, Hardware, and Subsystems submitted by 3M shall be initiated by written purchase orders sent to CEMAX and requesting a delivery date during the term of this Agreement; provided, however, that an order may initially be placed orally or by telecopy if a conformational written purchase order is received by CEMAX within five (5) days after said oral or telecopy order. To facilitate CEMAX's production scheduling, 3M shall submit purchase orders to CEMAX at least sixty (60) days prior to the day of the requested delivery. CEMAX shall use best efforts to notify 3M of the acceptance or rejection of an order and of the assigned delivery date for accepted orders within five (5) days after receipt of the purchase order. No partial shipment of an order shall constitute the acceptance of the entire order, absent the written acceptance of such entire order. Prior to rejecting an order, CEMAX and 3M will discuss changing the requested delivery date to accommodate CEMAX's manufacturing capacity. CEMAX may reject a 3M order in compliance with the Agreement only if CEMAX's manufacturing capacity is exhausted or if the configuration of Software, Hardware, and Subsystems ordered by 3M is not functional.

          (ii) 3M's purchase orders submitted to CEMAX from time to time with respect to Software, Hardware and Subsystems to be purchased hereunder shall be governed by the terms of this Agreement, and nothing contained in any such purchase order shall in any way modify such terms of purchase or add any additional terms or conditions.

          (iii) 3M may utilize written change orders without penalty up to
     [ *          * ] prior to 3M's requested ship date for the order.
     Otherwise, 3M may not cancel or reschedule orders that have been accepted by CEMAX without CEMAX's prior written consent.

          (iv) CEMAX will invoice 3M for Products on shipment. Full payment of 3M's Fees for the Products (including any freight, taxes or other applicable costs initially paid by CEMAX but to be borne by 3M) shall be made by 3M to CEMAX within thirty (30) days after the receipt of CEMAX's invoice. Any invoiced amount not paid when due shall be subject to a
     service charge of [ *            * ] per month.

          (v) All Software, Hardware and Subsystems delivered pursuant to the terms of this Agreement shall be suitably packed for air freight shipment in CEMAX's standard shipping cartons, marked for shipment to 3M's address set forth above or to another address designated by 3M in the order, and delivered to 3M or its carrier agent F.O.B. CEMAX's manufacturing plant, at which time risk of loss shall pass to 3M. Unless otherwise instructed in writing by 3M, CEMAX shall select the carrier. All freight, insurance, and other shipping expenses, as well as any special packing expense, shall be paid by 3M. 3M shall also bear all applicable taxes, duties, and similar charges that may be assessed against the Products after delivery to the carrier at CEMAX's plant.

          (vi) All Software, Hardware and Subsystems will be deemed accepted when received by 3M.

     (e) PAYMENT FOR REPRODUCED SOFTWARE. Each month during the term of this Agreement if 3M is reproducing the Software, 3M will pay CEMAX the Fee for the Reproduced Software shipped during the previous month. 3M will make the payment within thirty (30) days after the start of the month. With the payment 3M will send a report itemizing the Reproduced Software and appropriate Fee shown in Exhibit A.

4.   WARRANTY TO 3M

     (a) LIMITED WARRANTY. CEMAX warrants, to 3M only, that each Software, Hardware and Subsystems will perform in accordance with its specifications, and that the media containing each Software will be free from defects in material
and workmanship, for the shorter of (x) [ *            * ] after delivery of the
Software, Hardware or Subsystems by 3M to a customer of 3M, or (y) [ *
   * ] after delivery of the Product to 3M by CEMAX. CEMAX does not warrant that use or operation of the Software, Hardware or Subsystems will be uninterrupted or error free.

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          (i) This warranty does not cover Software, Hardware or Subsystems that were modified by third parties or that were subjected by the customer to unusual physical or electrical stress. This exclusion does not include 3M value-added activities regarding the Software, Hardware or Subsystems. In addition, this warranty does not apply to the extent that a component supplied by a third party is covered by a third party warranty.

          (ii) In the event that Software, Hardware or a Subsystem does not conform to the foregoing express limited warranty, during the applicable warranty period stated above in this Subsection 4(a), 3M promptly shall notify CEMAX of such defect in writing or electronically. 3M shall be responsible for and shall coordinate all communication with its customers concerning warranty claims and maintenance and support requests.

          (iii) Except as stated in Subsection 4(c), CEMAX's sole liability and 3M's exclusive remedy for CEMAX's breach of the foregoing warranty shall be that (1) with respect to media defects, CEMAX will replace the defective media, and (2) with respect to reproducible performance defects, CEMAX will use best commercial efforts to correct the nonconformity, and, within five
     [ *     * ] 3M's notice, will provide to 3M an estimated date for
     correction of the defect; or, on mutual agreement by CEMAX and 3M, CEMAX will provide to 3M a refund for the software, Hardware or Subsystems.

     (b) REPRODUCED SOFTWARE WARRANTY. CEMAX warrants, to 3M only, that the master tapes for the Reproduced Software will be free from defects in material
and workmanship, and that, for a period of [ *            * ] after delivery of
the Reproduced Software to 3M's customer, the Reproduced Software will perform in accordance with its specifications. CEMAX does not warrant that use or operation of the Reproduced Software will be uninterrupted or error free. Except as stated in Subsection 4(c), CEMAX's sole liability and 3M's exclusive remedy for CEMAX's breach of the foregoing warranty shall be that (1) with respect to media defects, CEMAX will replace the defective media, and (2) with respect to reproducible performance defects, CEMAX will use best commercial efforts to
correct the nonconformity, and, within [ *       * ] of 3M's notice, will
provide to 3M an estimated date for correction of the defect; or, on mutual agreement by CEMAX and 3M, CEMAX will provide to 3M a refund for the Reproduced Software.

     (c) EPIDEMIC FAILURE. For the purposes of this Agreement, the term "epidemic failure" means a field failure of any Product due to a specific reproducible performance, workmanship or material defect which occurs in more
than [ *            * ] of that Product installed within a [ *      * ] period.
If an epidemic failure in a Product occurs, CEMAX will, in addition to the warranty obligations stated in Subsection 4(a) and 4(b), prepare and present to 3M within [ * * ] days of 3M's notice, for 3M's approval, a plan to correct the defect Product already in the field as well as in future Product. Costs incurred by either party in preparing the plan, or in carrying out the plan including all material, labor, and transportation expenses will be borne by CEMAX to the extent of CEMAX's responsibility.

     (d) CEMAX CODE. 3M acknowledges that the Products will not operate without installing the proper CEMAX codes within the license file structures. For Software, CEMAX will provide to 3M the coding software and documentation necessary to generate, install, and maintain the license files on all Subsystems for existing customers. For Reproduced Software, CEMAX will provide to 3M the coding software and documentation necessary to generate, install, and maintain the license files on all Subsystems.

     (e) NO OTHER WARRANTY. EXCEPT FOR THE EXPRESS WARRANTY SET FORTH ABOVE, CEMAX GRANTS NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE PRODUCTS, THEIR FITNESS FOR ANY PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY, OR OTHERWISE AND CEMAX SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY. CEMAX GRANTS NO WARRANTIES TO 3M'S CUSTOMERS.

     (f) LIMITATION OF LIABILITY. EXCEPT FOR THE EXCLUSIVE REMEDIES STATED ABOVE, CEMAX WILL NOT BE LIABLE FOR DIRECT DAMAGES FOR BREACH OF WARRANTY. IN NO EVENT SHALL CEMAX BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR BREACH OF WARRANTY.

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5.   SOFTWARE UPDATES, ENHANCEMENTS AND TECHNICAL SUPPORT

     (a) UPDATES. CEMAX will provide to 3M all Updates which CEMAX releases for the Products. For Updates for Software and Reproduced Software, CEMAX will also provide to 3M notice of the changes made and a listing of known outstanding bugs and available "workarounds" for those bugs. At 3M's option, CEMAX will either provide to 3M, without charge, sufficient copies of any error corrections for all copies of the Products which 3M has purchased or grant 3M the rights to reproduce the error corrections. In addition, CEMAX will provide to 3M an
updated master tape for Reproduced Software within [ *        * ] of each
Update.

     (b) TECHNICAL SUPPORT.  As a back up to 3M's service support for the
Products and [ *               * ], CEMAX will provide to 3M technical service
support during CEMAX's regular service support hours. If technical service issues cannot be resolved by phone response by CEMAX, other than those described in Subsection 4(c), then 3M and CEMAX will jointly develop and implement a plan for providing on-site support to resolve the issue. All costs incurred by either party in developing and implementing the plan will be borne by the respective party. In addition, CEMAX will provide to 3M assistance in supporting Products and integration during regular business hours and to the extent mutually agreed.

     (c) DOCUMENTATION. CEMAX will supply to 3M the following related documentation for the Products: service troubleshooting diagnostics; instructions necessary for installation, operation, service and maintenance of the Products; software and related documentation, including requirements specifications, design specifications, object code, test plans, and test procedures and results; manufacturing test plans, procedures and results; user manuals; and service manuals. In addition, CEMAX will supply to 3M the following related documentation if available: all applicable drawings and schematics; theory of operation; and block diagrams. CEMAX grants to 3M the right to copy and modify CEMAX service manuals and user manuals and to distribute the manuals under 3M's brand name.

6.   SOURCE CODE ESCROW

     (a) ESCROW. Within forty-five (45) days after execution of this Agreement, CEMAX shall deposit with an escrow agent selected by CEMAX and reasonably acceptable to 3M ("Escrow Agent"), the following: 1) the full source code language of the Software and Reproduced Software (including copies of all CEMAX developed software development tools necessary for building the Software and Reproduced Software), 2) copies of all development tools which do not require any additional purchases from a third party, 3) a detailed list of all other development tools required to build the Software and Reproduced Software, and,
4) quarterly thereafter, source code Updates (together referred to as the "Source Code"). Escrow Agent shall act as custodian of the Source Code as long as this Agreement shall be in effect. Escrow Agent shall establish a receptacle in which the Source Code will be placed and shall place the receptacle under the control of one officer of Escrow Agent selected by Escrow Agent from time to time, whose identity shall be available to the parties at all times. The parties shall execute a customary escrow agreement as may be reasonably requested by Escrow Agent which shall incorporate the provisions of this section.

     (b) RELEASE CONDITIONS. Upon the occurrence of any one of the following events:

          (i) the filing of a petition for bankruptcy by CEMAX, or CEMAX's making of a general assignment for the benefit of creditors, or the commencement by CEMAX of similar proceedings for the general settlement of its debts;

          (ii) liquidation of CEMAX;

          (iii) discontinuation of business by CEMAX; or

          (iv) CEMAX's inability or failure to correct a reproducible failure of a Software or Reproduced Software product to perform in accordance with it's published specifications that materially effects the operation of the
     Software or Reproduced Software, within [ *          * ] after receiving
     written or electronic notification of such error from 3M.

Escrow Agent will be authorized to provide to 3M, upon 3M's written request in accordance with the following procedure, a copy of the Source Code. 3M's request shall be made by an officer of 3M and shall set forth the facts indicating that one of the events described above has occurred and is continuing to occur and that 3M is

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entitled to a copy of the Source Code within five (5) days. 3M shall provide
CEMAX with a copy of its written request. CEMAX shall have the right to dispute the facts set forth in 3M's request within five (5) days. In the event of such dispute, Escrow Agent shall retain the Source Code and the parties shall promptly proceed with resolution of the dispute as stated in Section 12 of this Agreement.

     (c) ESCROW FEES.  The fees of the Escrow Agent shall be paid by 3M.

     (d) USE OF SOURCE CODE. Upon release of the Source Code to 3M pursuant to this section, 3M shall only have the right to use the Source Code for the purpose of correcting errors in the Software in order to support its end users and for no other purpose. The Source Code shall be deemed to be CEMAX Confidential Information as provided in Section 9 hereof. In addition, access to the source code shall be limited to those 3M employees with a need for such access pursuant to this section and shall be limited to a single 3M technical location, and 3M shall be entitled to make only one (1) backup copy of the machine readable source code for use as set forth herein. Under no circumstances shall 3M be entitled to disclose the Source Code to any third party. Without limited the foregoing, 3M will treat the Source Code with at least the same degree of care as it uses for its own source code.

7.   TERM AND TERMINATION

     (a) TERM.  This Agreement shall continue in force for a fixed term of three
(3) years from the date hereof unless terminated earlier under the provisions of this Section 7. At the end of the fixed term, this Agreement shall terminate automatically without notice unless prior to that time the term of the Agreement is extended by mutual written consent of the parties.

     (b) TERMINATION FOR CAUSE. Except as set forth in Subsection 7(c) below, if either party defaults in the performance of any provision of this Agreement, then the nondefaulting party may give written notice to the defaulting party
that if the default is not cured within [ *          * ] the Agreement will be
terminated. If the non-defaulting party gives such notice and the default is not
cured during the [ *                * ] then this Agreement shall automatically
terminate at the end of that period.

     (c) TERMINATION FOR INSOLVENCY. This Agreement shall terminate, without notice, (i) upon the institution by or against 3M of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of 3M's debts, (ii) upon 3M's making an assignment for the benefit of creditors, or
(iii) upon 3M's dissolution or ceasing to do business.

     (d) TERMINATION FOR CHANGE OF CEMAX OWNERSHIP. If during the term of this Agreement a medical imaging film competitor of 3M acquires an interest in, or
ownership of, more than [ *             * ] of the common stock of CEMAX or
assets, CEMAX will immediately notify 3M in writing. Effective immediately, 3M will automatically have the right and option to continue this Agreement or the nonexclusive right and license to make, have made, use, and sell the Products. CEMAX will deliver to 3M all documentation and information reasonably necessary for 3M to exercise these rights. 3M and CEMAX will negotiate a reasonable royalty rate which 3M will pay CEMAX for all Products 3M makes or has made and sell. The royalty rate, however, will not exceed the then current price under this Agreement for the Products, and the right and royalty rate will apply to
sales of the Products by 3M for a period of [ *            * ] or the end of the
fixed term of this Agreement, whichever is shorter.

     (e) FULFILLMENT OF ORDERS UPON TERMINATION. Upon termination of this Agreement for other than 3M's breach, CEMAX shall continue to fulfill, subject to the terms of Section 3 above, all orders accepted by CEMAX prior to the date of termination.

     (f) LIMITATION. In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of CEMAX or 3M. Termination shall not, however, relieve either party or obligations incurred prior to the termination.

     (g) SURVIVAL OF CERTAIN TERMS. The provisions of Sections 2(d), 3(d), 4, 7, 8, 9, 10, 11, 12 and 13 survive the termination of this Agreement for any reason. All end user sublicenses provided under the

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provisions of Subsection 2(b) above prior to termination of this Agreement for any reason, in accordance with their terms. All other rights and obligations of the parties shall cease upon termination of this Agreement.

8.   LIMITED LIABILITY

     (a) NEITHER PARTY WILL UNDER ANY CIRCUMSTANCES BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUE OR BUSINESS) RESULTING FROM OR IN ANY WAY RELATED TO THE PRODUCTS, ANY OF 3M'S PURCHASE ORDERS, THIS AGREEMENT, OR THE TERMINATION OR NON-RENEWAL OF THIS AGREEMENT. This limitation applies regardless of whether the damages are sought based on breach of warranty, breach of contract, negligence, strict liability in tort, or any other legal theory. This limitation of liability will not apply to claims by either party for infringement of its intellectual property rights.

     (b) Any action for breach of warranty or any other obligation under this Agreement must be commenced within one (1) year after the cause of action accrues.

9.   CONFIDENTIALITY

     (a) The term "Confidential Information" shall mean any information disclosed by one party to the other (i) prior to the date of this Agreement but with respect to the subject matter hereof, or (ii) pursuant to the Agreement, which is in written, graphic, machine readable or other tangible from and is marked "Confidential," "Proprietary" or in some other manner to indicated its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the receiving party. Notwithstanding any failure to so identify it, however, all CEMAX Source Code will be deemed CEMAX "Confidential Information" hereunder.

     (b) Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other party's Confidential Information and shall not disclose such Confidential Information to any third party except as may be necessary and required in connection with the rights and obligations of such party under this Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care that it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement, but in no event less than reasonable care.

     (c) Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which:

          (i) was generally known and available at the time it was disclosed or becomes generally known and available through no fault of the receiver;

          (ii) was known to the receiver, without restriction, at the time of disclosure as shown by the files of the receiver in existence at the time of disclosure;

          (iii) is disclosed with the prior written approval of the discloser;

          (iv) was independently developed by the receiver without any use of the Confidential Information provided that the receiver can demonstrate such independent development by documented evidence prepared contemporaneously with such independent development;

          (v) becomes known to the receiver, without restriction, from a source other than the discloser without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights; or

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          (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided, that the receiver shall provide prompt, advanced notice thereof to enable the discloser to seek a protective order or otherwise prevent such disclosure.

10. TRADEMARKS AND TRADE NAMES

     No trademark, service mark, or other company, product, or service identifier license is granted by CEMAX to 3M hereunder. During the term of this Agreement, however, 3M may use the following statement in connection with the marketing, promotion and distribution of Products: "This product was developed by CEMAX, Inc., located in Fremont, California U.S.A." Upon any expiration or termination of 3M's rights to sell Products under this Agreement, the foregoing rights shall terminate. 3M will market and sell the Products under its own names and marks, as stated in Exhibit B. 3M, however, will not remove or alter any proprietary notices on or in the Products.

11. INFRINGEMENT INDEMNITY

     (a) INDEMNIFICATION. 3M agrees that CEMAX has the right to defend, or at its option to settle, and CEMAX agrees, at its own expense, to defend or at its option to settle, any claim, suit or proceeding brought against 3M or its customer on the issue of infringement of any patent or copyright by the Software and Reproduced Software sold hereunder or the use thereof, subject to the limitations hereinafter set forth. CEMAX shall have sole control of any such action or settlement negotiations, and CEMAX agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against 3M or its customer on such issue in any such suit or proceeding defended by CEMAX. 3M agrees that CEMAX at its sole option shall be relieved of the foregoing obligations unless 3M notifies CEMAX promptly in writing of such claim, suit or proceeding and gives CEMAX authority to proceed as contemplated herein, and, at CEMAX's expense (except for the value of time of 3M employees), gives CEMAX proper and full information and assistance to settle and/or defend any such claim, suit or proceeding. If the Software and Reproduced Software, or any part thereof, are, or in the opinion of CEMAX may become, the subject of any claim, suit or proceeding for infringement of any patent or copyright or if it is adjudicatively determined that the Software and Reproduced Software, or any part thereof, infringe any patent or copyright or if the sale or use of the Software and Reproduced Software, or any part thereof, is, as a result, enjoined, then CEMAX may, at its option and expense either: (i) procure for 3M and its customers the right under such patent or copyright to sell or use, as appropriate, the Software and Reproduced Software or such part thereof, or (ii) replace the Software and Reproduced Software, or part thereof, with other suitable Software and Reproduced Software or parts; or (iii) suitably modify the Software and Reproduced Software, or part thereof; or (iv) if the use of the Software and Reproduced Software, or part thereof, is prevented by injunction, remove the affected Software and Reproduced Software, or part thereof, and refund the aggregate payments paid therefor by 3M, less a reasonable sum for use and damage. CEMAX shall not be liable for any costs or expenses incurred without its prior written authorization.

     (b) LIMITATION. Notwithstanding the provisions of Subsection 11(a) above. CEMAX assumes no liability for (i) infringements covering completed equipment or any assembly, circuit, combination, method or process in which any of the Products may be used but not covering the Products when used alone; or (ii) infringements involving the modification or servicing of the Products, or any part thereof, unless such modification or servicing was done by CEMAX.

     (c) ENTIRE LIABILITY. THE PROVISIONS OF SUBSECTIONS 11(a) and 11(b) STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF CEMAX AND THE EXCLUSIVE REMEDY OF 3M AND ITS CUSTOMERS, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE PRODUCTS OR ANY PART THEREOF.

     (d) REPRESENTATION. CEMAX represents and warrants to 3M that, to the best of its knowledge as of the date of this Agreement, the Products sold under this Agreement do not infringe the patents, copyrights, trade secrets or other proprietary rights or any third party.

12. DISPUTE RESOLUTION

     (a) RESOLUTION PROCEDURE. The parties agree to attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations.

          (i) Either party may give the other party written notice of any dispute not resolved in the normal course of business. Executives of both parties at levels one step above the project personnel who have previously been involved in the dispute will meet at a mutually acceptable time and place within ten (10) days after delivery of the notice, and thereafter as often as they reasonably deem necessary. The purpose of this meeting is for the executives to exchange relevant information and to attempt to resolve the dispute.

          (ii) If the matter has not been resolved by the executives within thirty (30) days of the notice, or if the parties fall to meet within the ten (10) day period, the dispute will be referred to senior executives of both parties who have authority to settle the dispute to attempt to resolve the dispute. If the matter has not been resolved within thirty (30) days from the referral of the dispute to the senior executives, or if no meeting has taken place within fifteen (15) days after referral to the senior executives, either party may initiate mediation or other mutually agreed to alternate dispute resolution mechanism.

          (iii) If the dispute has not been resolved by negotiation as stated above, the parties agree to attempt to settle the dispute by mediation using a third party neutral.

     (b) EXCLUSIVE PROCEDURES. The procedures stated in Subsection 12(a) must be exhausted prior to the initiation of any litigation unless the procedures continue for longer than nine (9) months. A party, however, may seek a preliminary injunction or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the parties will continue to participate in good faith in the procedures specified in this Section 12.

     (c) GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles. The federal and state courts within the State of California shall have exclusive jurisdiction and venue to adjudicate any dispute arising out of this Agreement.

13. GENERAL PROVISIONS

     (a) INDEPENDENT CONTRACTORS. The relationship of CEMAX and 3M established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow 3M to create or assume any obligation on behalf of CEMAX for any purpose whatsoever. All financial obligations associated with 3M's business are the sole responsibility of 3M. All sales and other agreements between 3M and its customers are 3M's exclusive responsibility and shall have no effect on 3M's obligations under this Agreement.

     (b) NOTICES. Except as specifically stated elsewhere in this Agreement, any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail

     CEMAX will send all notices under this Agreement to:

        3M Medical Imaging Systems Division
        3M Center, Building 223-2SW-03
        St. Paul, Minnesota 55144-1000
        ATTN: PACS Business Manager

     3M will send all notices under this Agreement to:

       CEMAX, Inc.
        47281 Mission Falls Court

       Fremont, California 94539
       ATTN: President and CEO

     A party may designate in writing other individuals to receive notice.

     (c) EXPORT REGULATIONS. 3M warrants that it will comply with the Export Administration Regulations and other United States laws and regulations governing exports that are in effect from time to time with respect to the Products.

     (d) FORCE MAJEURE. Except for payment obligations, nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the nonperforming party.

     (e) NONASSIGNABILITY AND BINDING EFFECT. Neither party may assign any of its rights or delegate or subcontract any of its duties under this Agreement without first getting the other party's permissions in writing, other than an assignment or delegation to a successor to the party's business. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     (f) NO IMPLIED LICENSES. No rights or licenses are granted to 3M, by implication, estoppel, or otherwise, other than the rights and licenses expressly granted herein.

     (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     (h) JOINT SALES AGREEMENT.  This Agreement supersedes and replaces the
parties' "Joint Sales Agreement", executed [ *           * ], which is hereby
terminated. CEMAX will continue to honor its warranty and service obligations arising out of the Joint Sales Agreement for their stated terms. Any quotes made under the Joint Sales Agreement outstanding on execution of this Agreement will be honored for the period stated in the quote. Thereafter, 3M may re-quote under the terms of this Agreement.

     (i) ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto set forth the entire agreement and understanding of the parties relating to the subject matter of this Agreement and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the party to be charged. The terms of any purchase order are expressly excluded.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement, effective as of the Effective Date.

CEMAX, INC.                                     MINNESOTA MINING AND MANUFACTURING COMPANY
By:                                             By:
    Terry Ross                                  Clifford T. Pinder
    President and CEO                           Vice President
                                                    Medical Imaging Systems Division

Exhibit A  -- List of Software, Reproduced Software and Fees
Exhibit B  -- 3M Branding Requirements
Exhibit C -- List of Hardware, Hardware Specifications and Prices Exhibit D -- List of Subsystems and Subsystem Prices

                                       50
CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT "A"

                                                                                      LIST
                                  PRODUCT NAME                                       PRICE
- --------------------------------------------------------------------------------    --------
VIPstation20TM..................................................................    $[ *
VIPstation20TM Software.........................................................    $
ClinicalViewTM Single Monitor Station...........................................    $
ClinicalViewTM Single Monitor Software..........................................    $
ClinicalViewTM Dual Monitor Station.............................................    $
ClinicalViewTM Dual Monitor Software............................................    $
DiagnosticViewTM Single Monitor Station.........................................    $
DiagnosticViewTM Single Monitor Software........................................    $
DiagnosticViewTM Dual Monitor Station...........................................    $
DiagnosticViewTM Dual Monitor Software..........................................    $
HomeViewTM Software -- PC or Mac................................................    $
HomeViewTM Software -- PC.......................................................    $
HomeViewTM Software -- Mac......................................................    $
ToothPixTM......................................................................    $
ImageXchange....................................................................    $
ImageServerTM...................................................................    $
ImageServerTM Software..........................................................    $
HomeViewTM Server...............................................................    $
ArchiveManagerTM 1.0 -- Software Only...........................................    $
ArchiveManagerTM 1.0............................................................    $
Lumisys Lumiscan 150 DigitizerTM (Preferred Package)............................    $
QA Station Software Only........................................................    $
VIP Tape Reader.................................................................    $
Network Film ServerTM...........................................................    $
Network Film ServerTM Software..................................................    $
Direct Filming Option...........................................................    $
Network Filming Option..........................................................    $
20 inch Color Monitor...........................................................    $
2.1 GB Hard Disk................................................................    $
4 GB Hard Disk..................................................................    $
9 GB Hard Disk..................................................................    $
18 GB Hard Disk.................................................................    $
27 GB Hard Disk.................................................................    $
36 GB Hard Disk.................................................................    $
45 GB Hard Disk.................................................................    $
54 GB Hard Disk.................................................................    $
4 GB Raid Storage...............................................................    $
8 GB Raid Storage...............................................................    $
12 GB Raid Storage..............................................................    $
48 GB Raid Storage..............................................................    $
24 GB Raid Storage..............................................................    $
32 GB Raid Storage..............................................................    $
32 MB Additional Memory.........................................................    $
FDDI High Speed Network Option..................................................    $
5 GB 8mm Tape Drive System......................................................    $
High Density Magnetic Tape Drive................................................    $
Color Printer...................................................................    $
Trackball UI Device.............................................................    $
Remote Diagnostic kit...........................................................    $
ATM Network Option..............................................................    $    * ]

                                       51
CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                  PRODUCT NAME                                       PRICE
- --------------------------------------------------------------------------------    --------
ClinicalView(TM) 20/50 Dual Monitor Station.....................................    $ [ *
DiagnosticView(TM) 20/50 Dual Monitor Station...................................    $
ClinicalView(TM) Single to Dual Monitor Upgrade.................................    $
ClinicalView(TM) Single to Dual Monitor Software................................    $
DiagnosticView(TM) Single to Dual Monitor Upgrade...............................    $
DiagnosticView(TM) Single to Dual Monitor Software..............................    $
ClinicalView(TM) Dual to DiagnosticView(TM) Dual Monitor........................    $
ClinicalView(TM) Dual to DiagnosticView(TM) Dual S/W............................    $
VIPstation2(TM) to VIPstation20(TM) Upgrade.....................................    $
VIP1.3 Software to VIP1.4 Software Upgrade......................................    $
VIP Training at CEMAX...........................................................    $
VIP Training at the client's site...............................................    $
ScanLink(TM) I -- GE 9800 HiLight CT Advantage 5.3..............................    $
ScanLink(TM) I -- GE HiSpeed Ct Advantage 5.3...................................    $
ScanLink(TM) I -- GE Signa 1.5 Advantage 5.3 (Vortech)..........................    $
ScanLink(TM) I -- Imatron Ultrafast CT..........................................    $
ScanLink(TM) I -- DICOM 3.0.....................................................    $
ScanLink(TM) I -- GE Advantage CT XD............................................    $
ScanLink(TM) I -- GE Signa 1.5 MR Advantage 5.4.................................    $
ScanLink(TM) I -- GE HiSpeed CT (Advantage 5.4).................................    $
ScanLink(TM) I -- GE 9800 HiLight CT (Advantage 5.4)............................    $
ScanLink(TM) I -- GE Independent Console (Ver 5.3)..............................    $
ScanLink(TM) I -- GE Independent Console (Ver 5.4)..............................    $
ScanLink(TM) I -- Picker Edge MR................................................    $
ScanLink(TM) I -- Picker PQ/IQ CT...............................................    $
ScanLink(TM) I -- Toshiba Xspeed/Xpress(TM).....................................    $
ScanLink(TM) I -- Toshiba MRT 35 MR.............................................    $
ScanLink(TM) I -- Toshiba Access MRI............................................    $
ScanLink(TM) I -- Dupont CRS....................................................    $
ScanLink(TM) I -- Kodak Cr (via DICOM 3.0)......................................    $
ScanLink(TM) I -- ACR-NEMA 2.0..................................................    $
ScanLink(TM) I -- ACR-NEMA DICOM 3.0............................................    $
ScanLink(TM) II -- GE 9800 CT (Non-Advantage)...................................    $
ScanLink(TM) II -- Signa 1.5 MR (Non-Advantage).................................    $
ScanLink(TM) II -- Signa 1.5 MR (Advantage up to 4.6)...........................    $
ScanLink(TM) II -- Picker 1200 SX CT/Level II...................................    $
ScanLink(TM) II -- Picker Vista/HPQ MR..........................................    $
ScanLink(TM) II -- Siemens DRH CT...............................................    $
ScanLink(TM) III -- Hitachi MRP 7000 MR.........................................    $
ScanLink(TM) III -- Philips LX CT...............................................    $
ScanLink(TM) III -- Philips CX CT...............................................    $
ScanLink(TM) III -- Philips SR CT...............................................    $
ScanLink(TM) III -- Philips MR..................................................    $
ScanLink(TM) III -- Siemens DR3 CT..............................................    $
ScanLinkTM III -- Siemens MR Magnetom...........................................    $
ScanLinkTM III -- Siemens MR Impact.............................................    $
ScanLinkTM III -- Siemens Somatom +.............................................    $
ScanLinkTM III -- Toshiba 600 CT................................................    $
ScanLinkTM III -- Toshiba 900S CT...............................................    $
ScanLinkTM III -- Toshiba DFP 50/60.............................................    $
ScanLinkTM III -- Toshiba MRT 50................................................    $    * ]

                                       52
CONFIDENTIAL TREATMENT REQUESTED

                                                                                      LIST
                                  PRODUCT NAME                                       PRICE
- --------------------------------------------------------------------------------    --------
ScanLinkTM III -- Toshiba MRT 150...............................................    $ [ *
ScanLinkTM IV / QA Station -- Fuji CR...........................................    $
ScanLinkTM IV / QA Station -- Lumisys Digitizer.................................    $
ScanLinkTM IV / Software Only...................................................    $
ScanLinkTM IV / Software Only -- Fuji CR........................................    $
ScanLinkTM IV / Software Only -- Lumisys Digitzer...............................    $
ScanLinkTM V....................................................................    $    * ]

                                       53
CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT "B"

November 9, 1994

Oran Muduroglu                              Fax: 510-770-8555
Cemax
47281 Mission Falls Ct.
Fremont, CA 94539
Dear Oran:

     Listed are some specific requirements for the 3M branded Image Management System. These requirements are expressed in short (interim) and medium (ultimate) range goals. We would like to reach our ultimate goals as soon as possible and the interim objectives are primarily for [ *].

     There are four areas that require changes. In some cases 3M can make necessary modifications within the configuration and in others, the changes will have to be implemented by Cemax. Ultimately, we would like to see all changes integrated into the manufacturing process and not performed during installation.

1.   [ *      * ] screen -- Many of the attributes on this screen can be updated by 3M. As a result we have made modifications as indicated below, with one
     exception. At the top of the screen it says [ *                  * ]. We
     are unable to modify this label and would prefer the header to read as indicated.

                     [ *
                                                 * ]

                        Model: XXXX Serial No. XXXXXXXX
                        For Service Call 1-800-328-7754

                                 3M Health Care
                            St. Paul, Mn. 55133-3223

                           Release 1.0 July 23, 1994
                              Copyright 1991-1994
                                   Cemax Inc.
                               Portions copyright
                                Sun Microsystems

     The reference to [ *                  * ] should be changed appropriately
     for each station. The modification accomplished by 3M will suffice for [ *]. The ultimate goal is to have systems shipped from CEMAX with this verbiage.

2. CEMAX Wallpaper -- On initialization a screen appears that paints CEMAX consecutively across the screen, line by line. This should be replaced with an informational message advising the customer what the system is doing.

     The interim goal for [ *] is to eliminate the Cemax from this screen. Adding a descriptive message before [ *] would be desirable, but not required. The ultimate goal, will be to add the informational message to the screen.

                                       54
CONFIDENTIAL TREATMENT REQUESTED

3.   3M Logos -- There are three areas currently using 3M logos, 3M [ *
         * ] Station, 3M [ *            * ] Station and 3M [ *
           * ] Station. These logos should be consistently sized in all three areas.

     The size used for the [*] Station should be the standard, however, more room is needed along the borders. The corporate requirement is to provide at least one half the "M" height as margin around the logo. We will need to shift the menu down or move the logo to the bottom right corner.

     We need to consistently size the logos on the [ *
         * ] Stations. It appears that the [ *    * ] creates a compressed logo.

     For [ *] we will need the 3M logo sized consistently with all three stations, using the [*] Station logo for size. As an ultimate goal we need to position the 3M logo in the lower right hand corner. Again, it will be important to ultimately have this occur as part of the standard manufacturing process.

4.   Product Labeling -- In various places within the software, the product is
     referred to as [ *       * ]. We would prefer to have these references read
     3M Image Management System. These references exist on the initialization screen, log out screen, status messages and within some of the help screens.

     We are covered for [ *] and need to change the labels and implement these changes as part of the manufacturing process.

     Of utmost importance are the [ *] requirements. I'm sure you will have some questions, so feel free to call me at 612-733-6879.

Sincerely,

Mark D. Hunter
Marketing Manager

                                       55
CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT "C"

                    PRODUCT NAME                       LIST PRICE   DISCOUNT %    3M OEM PRICE
- -----------------------------------------------------  ----------   -----------   ------------
VIPstation20(TM) Software............................   $ [ *            A          $ [ *
ClinicalView(TM) Single Monitor Software.............   $               B,C         $
ClinicalView(TM) Dual Monitor Software...............   $               B,C         $
DiagnosticView(TM) Single Monitor Software...........   $               B,C         $
DiagnosticView(TM) Dual Monitor Software.............   $               B,C         $
HomeView(TM) Software -- PC or Mac...................   $                A          $
ToothPix(TM).........................................   $                A          $
ImageXchange(TM).....................................   $                A          $
ImageServer(TM) Software.............................   $               B,C         $
ArchiveManager(TM) 1.0 -- Software Only..............   $               B,C         $
QA Station Software Only.............................   $               B2          $
VIP Tape Reader......................................   $                A          $
Network Film Server(TM) Software.....................   $                B          $
Direct Filming Option................................   $               B2          $
Network Filming Option...............................   $               B2          $
ClinicalView(TM) Single to Dual Monitor Software.....   $                B          $
DiagnosticView(TM) Single to Dual Monitor Software...   $                B          $
ClinicalView(TM) Dual to DiagnosticView(TM) Dual
  S/W................................................   $                B          $
VIP1.3 Software to VIP1.4 Software Upgrade...........   $               B,C         $
VIP Training at CEMAX................................   $           NO DISCOUNT     $
VIP Training at the client's site....................   $           NO DISCOUNT     $
ScanLink(TM) I -- GE 9800 HiLight CT Advantage 5.3...   $                B          $
ScanLink(TM) I -- GE HiSpeed CT Advantage 5.3........   $                B          $
ScanLink(TM) I -- GE Signa 1.5 Advantage 5.3
  (Vortech)..........................................   $                B          $
ScanLink(TM) I -- Imatron Ultrafast CT...............   $                B          $
ScanLink(TM) I -- DICOM 3.0..........................   $                B          $
ScanLink(TM) I -- GE Advantage CT XD.................   $                B          $
ScanLink(TM) I -- GE Signa 1.5 MR Advantage 5.4......   $                B          $
ScanLink(TM) I -- GE HiSpeed CT (Advantage 5.4)......   $                B          $
ScanLink(TM) I -- GE 9800 HiLight CT (Advantage
  5.4)...............................................   $                B          $
ScanLink(TM) I -- GE Independent Console (Ver.
  5.3)...............................................   $                B          $
ScanLink(TM) I -- GE Independent Console (Ver.
  5.4)...............................................   $                B          $
ScanLink(TM) I -- Picker Edge MR.....................   $                B          $
ScanLink(TM) I -- Picker PQ/IQ CT....................   $                B          $
ScanLink(TM) I -- Toshiba Xspeed/Xpress(TM)..........   $                B          $
ScanLink(TM) I -- Toshiba MRT 35 MR..................   $                B          $
ScanLink(TM) I -- Toshiba Access MRI.................   $                B          $
ScanLink(TM) I -- DuPont CRS.........................   $                B          $
ScanLink(TM) I -- Kodak CR (via DICOM 3.0)...........   $                B          $
ScanLink(TM) I -- ACR-NEMA 2.0.......................   $                B          $
ScanLink(TM) I -- ACR-NEMA DICOM 3.0.................   $                B          $
ScanLink(TM) II -- GE 9800 CT (Non-Advantage)........   $           FIXED PRICE     $
ScanLink(TM) II -- Signa 1.5 MR (Non-Advantage)......   $           FIXED PRICE     $
ScanLink(TM) II -- Signa 1.5 MR (Advantage up to
  4.6)...............................................   $           FIXED PRICE     $
ScanLink(TM) II -- Picker 1200 SX CT/Level II........   $           FIXED PRICE     $
ScanLink(TM) II -- Picker Vista/HPQ MR...............   $           FIXED PRICE     $
ScanLink(TM) II -- Siemens DRH CT....................   $           FIXED PRICE     $
ScanLink(TM) III -- Hitachi MRP 7000 MR CT...........   $           FIXED PRICE     $
ScanLink(TM) III -- Philips LX CT....................   $           FIXED PRICE     $
ScanLink(TM) III -- Philips CX CT....................   $    * ]    FIXED PRICE     $    * ]

                                       56
CONFIDENTIAL TREATMENT REQUESTED

                    PRODUCT NAME                       LIST PRICE   DISCOUNT %    3M OEM PRICE
- -----------------------------------------------------  ----------   -----------   ------------
ScanLink(TM) III -- Philips SR CT....................   $ [ *       FIXED PRICE     $ [ *
ScanLink(TM) III -- Philips MR.......................   $           FIXED PRICE     $
ScanLink(TM) III -- Siemens DR3 CT...................   $           FIXED PRICE     $
ScanLink(TM) III -- Siemens MR Magnetom..............   $           FIXED PRICE     $
ScanLink(TM) III -- Siemens MR Impact................   $           FIXED PRICE     $
ScanLink(TM) III -- Siemens Somatom +................   $           FIXED PRICE     $
ScanLink(TM) III -- Toshiba 600 CT...................   $           FIXED PRICE     $
ScanLink(TM) III -- Toshiba 900S CT..................   $           FIXED PRICE     $
ScanLink(TM) III -- Toshiba DFP 50/60................   $           FIXED PRICE     $
ScanLink(TM) III -- Toshiba MRT 50...................   $           FIXED PRICE     $
ScanLink(TM) III -- Toshiba MRT 150..................   $           FIXED PRICE     $
ScanLink(TM) IV -- Software Only.....................   $               B2          $
ScanLink(TM) IV -- Software Only -- Fuji CR..........   $               B2          $
ScanLink(TM) IV -- Software Only -- Lumisys
  Digitizer..........................................   $               B2          $
ScanLink(TM) II -- Software Only.....................               FIXED PRICE     $
ScanLink(TM) III -- Software Only....................               FIXED PRICE     $
HomeView Filming Software(TM) Option.................     * ]       FIXED PRICE     $    * ]

                                       57
CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT

                                 CLINICALVIEWTM
                                (SINGLE MONITOR)

CLINICALVIEWTM SINGLE MONITOR:
(PART #700-2012-0000)

     VIEWING SOFTWARE:

        --  2D image review

        --  Interactive WW and WL display

        --  Image Pan and Zoom

        --  Screen reformatting

        --  Image orientation, flip and rotate

        --  Next/previous image, page, & patient functions

        --  Access to Cemax patient database and folders

        --  Review of 3D images, produced by host VIPstationTM

        --  Based on industry-standard X-window/Motif (GUI)

        --  Supports one 1280 X 1600 resolution grayscale monitor

        --  DICOM 3.0 storage class user/provider

                                 CLINICALVIEWTM
                                 (DUAL MONITOR)

CLINICALVIEWTM DUAL MONITOR:
(PART #700-2013-0000)

     VIEWING SOFTWARE:

        --  2D image review

        --  Interactive WW and WL display

        --  Image Pan and Zoom

        --  Screen reformatting

        --  Image orientation, flip and rotate

        --  Next/previous image, page, & patient functions

        --  Access to Cemax patient database and folders

        --  Review of 3D images, produced by host VIPstationTM

        --  Based on industry-standard X-window/Motif (GUI)

        --  Supports two 1280 X 1600 resolution grayscale monitors

        --  Seamless integration between monitors

        --  DICOM 3.0 storage class user/provider

                                DIAGNOSTICVIEWTM
                                (SINGLE MONITOR)

DIAGNOSTICVIEWTM SINGLE MONITOR:
(PART #700-2041-000)

     VIEWING SOFTWARE:

        --  High resolution image viewing

        --  2D image review

        --  Interactive WW and WL display

        --  Image Pan and Zoom

        --  Screen reformatting

        --  Image orientation, flip and rotate

        --  Next/previous image, page, & patient functions

        --  Access to Cemax patient database and folders

        --  Review of 3D images, produced by host VIPstationTM

        --  Based on industry-standard X-window/Motif (GUI)

        --  Supports one 2048 scanline grayscale monitor

        --  DICOM 3.0 storage class user/provider

                                DIAGNOSTICVIEWTM
                                 (DUAL MONITOR)

DIAGNOSTICVIEWTM DUAL MONITOR:
(PART #700-2042-0000)

     VIEWING SOFTWARE:

        --  High resolution image viewing

        --  2D image review

        --  Interactive WW and WL display

        --  Image Pan and Zoom

        --  Screen reformatting

        --  Image orientation, flip and rotate

        --  Next/previous image, page, & patient functions

        --  Access to Cemax patient database and folders

        --  Review of 3D images, produced by host VIPstationTM

        --  Based on industry-standard X-window/Motif (GUI)

        --  Supports two 2048 scanline grayscale monitors

        --  Seamless integration between monitors

        --  DICOM 3.0 storage class user/provider

                                 VIPSTATION20TM

CEMAX "VIPSTATION20TM":
8MM TAPE -- (PART #700-2000-0000)
1/4" TAPE -- (PART #700-2003-0000)

     CEMAX VIPsoftwareTM CT/MRI CLINICAL SOFTWARE WITH:

        --  2D/3D Clinical Workstation Software

        --  Volumetric and Surface Rendering reconstruction software

        --  Icon user interface

        --  Image creation and viewing for 2D and 3D

        --  Automated protocols

        --  System status

        --  System control with Retrieve/Archive

        --  SpineProbeTM clinical application module

        --  Voxel projection for MRI angiography

        --  Interactivity and speed

        --  Lifesize image creation and filming

        --  Unattended filming capability

        --  On-Line help menu programmed into application software

                             VIPSOFTWARETM OPTIONS

     TOOTHPIXTM DENTAL IMAGING SOFTWARE MODULE:
     (PART #700-2010-0000)

        --  Pre-surgical planning of endosseous-integrated implants

        --  User definable curve for panoramic view and cut parameters

        --  Generation of lifesize images

        --  Cross sectional obliques

     IMAGEXCHANGE SOFTWARE:
     (PART #700-2011-0000)

        --  Converts images from VIP to Macintosh PICT or PC TIFF

        -- Mac & SPARC must be equipped with appropriate communications, software and hardware

                        HOMEVIEWTM SOFTWARE -- PC OR MAC

HOMEVIEWTM SOFTWARE -- PC OR MAC:

        --  8bit image store and display

        --  Simple 2D image processing

     PC BASED REVIEW STATION (NOT INCLUDED)
     (PART #700-2043-0000)

        --  Microsoft Windows 3.X based applications

        --  Intel 386+, 8 MB Ram and SVGA minimum PC requirements
                                       or

     MAC BASED REVIEW STATION (NOT INCLUDED)
     (PART #700-2044-0000)

        --  Macintosh System 7.X based applications

        --  Motorola 68030+, 8 MB Ram and SVGA minimum Mac requirements

IMAGESERVER(TM)

IMAGESERVER(TM):
(PART #700-2014-0000)

     IMAGESERVER(TM) SOFTWARE:

         Patient/image folder concept

         Distributed database

         Client/server network architecture

         ArchiveManager Reading

         DECOM 3.0 storage class user/provider

         Network management and administration

         Complete system control

ARCHIVEMANAGER(TM) 1.0

ARCHIVEMANAGER(TM) 1.0:
(PART #700-2045-0000)

     ARCHIVE SOFTWARE:

         On-line search of directory of archived date

         Creation of archive folders

         Search by Patient Name, I.D., and Modality

                                   SCANLINKS

SCANLINK I: (PART #100-2031-0000)

     --  Direct link connection to a          scanner.

     -- Standard scanner must be equipped with appropriate interface and software for system communication.

     --  Scanner may need additional upgrade at customer's expense.

     --  Customer to purchase and route all cables.

SCANLINK II: (PART #100-2028-0000)

     --  Direct link connection to a          scanner.

     -- Standard scanner must be equipped with appropriate interface and software for system communication.

     --  Scanner may need additional upgrade at customer's expense.

     --  Customer to purchase and route all cables.

SCANLINK III: (PART #100-2036-0000)

     --  Direct link connection to a          scanner.

     -- Standard scanner must be equipped with appropriate interface and software for system communication.

     --  Scanner may need additional upgrade at customer's expense.

     --  Customer to purchase and route all cables.

SCANLINK IV/QA STATION: (PART #100-2058-0001)

     --  Direct link connection to a          digitizer/CR.

     -- Standard digitizer/CR must be equipped with appropriate interface and software for system communication.

     --  Digitizer/CR may need additional upgrade at customer's expense.

     --  Customer to purchase and route all cables.

QA STATION VIEWING SOFTWARE:

     --  2D image review

     --  Interactive WW and WL display and save

     --  Orientation correction

     --  Support for patient demographic input

     --  Destination selection and transmit

     --  DICOM 3.0 storage class user/provider

SCANLINK V: (PART #100-2070-0000)

     --  Direct Digital Video Interface

     --  Interface to Cemax image database and filming network

     --  Digital and keyboard entry of demographics

     --  486 EISA Bus ethernet network connection

     --  Filming Keypad

                                DIGITAL CONNECTS

               MANUFACTURER                       PART NUMBER               DESCRIPTION
- -------------------------------------------     ----------------      -----------------------
GE 9800 CT (Non-Advantage)                      P #100-2028-0000      ScanLinkTMII
GE Signa 1.5 MR (Non-Advantage)                 P #100-2029-0000      ScanLinkTMII
GE Signa 1.5 MR (Advantage up to 4.6)           P #100-2030-0000      ScanLinkTMII
GE 9800 HiLight CT (Advantage)                  P #100-2031-0000      ScanLinkTMI
GE HiSpeed Ct (Advantage)                       P #100-2032-0000      ScanLinkTMI
GE Signa 1.5 MR (Advantage 5X)                  P #100-2033-0000      ScanLinkTMI
Hitachi MRI                                     P #100-2034-0000      ScanLinkTMIII
Imatron Ultrafast CT                            P #100-2035-0000      ScanLinkTMI
Philips CX CT                                   P #100-2036-0000      ScanLinkTMIII
Philips LX CT                                   P #100-2037-0000      ScanLinkTMIII
Philips SR CT                                   P #100-2038-0000      ScanLinkTMIII
Philips MR                                      P #100-2039-0000      ScanLinkTMIII
Picker IQ/PQ CT                                 P #100-2040-0000      ScanLinkTMI
Picker 1200SX CT/Level II                       P #100-2041-0000      ScanLinkTMII
Picker Vista/HPQ MR                             P #100-2042-0000      ScanLinkTMII
Siemens DR3 CT                                  P #100-2043-0000      PACSNet ScanLinkTMIII
Siemens DRH CT                                  P #100-2044-0000      PACSNet ScanLinkTMIII
Siemens Somatom Plus CT                         P #100-2045-0000      PACSNet ScanLinkTMIII
Siemens Magnetom MR                             P #100-2046-0000      PACSNet ScanLinkTMIII
Toshiba 600 CT                                  P #100-2047-0000      ScanLinkTMIII
Toshiba 900 CT                                  P #100-2048-0000      ScanLinkTMIII
Toshiba Xpeed/XpressTM                          P #100-2049-0000      ScanLinkTMI
Toshiba MRT 35 MR                               P #100-2050-0000      ScanLinkTMI
Toshiba Access MR                               P #100-2051-0000      ScanLinkTMI
Toshiba MRT 50 MR                               P #100-2052-0000      ScanLinkTMIII
Toshiba MRT 150 MR                              P #100-2053-0000      ScanLinkTMIII
DuPont CR                                       P #100-2054-0000      ScanLinkTMI
Kodak CR (via DICOM 3.0)                        P #100-2055-0000      ScanLinkTMI
ACR-NEMA 2.0                                    P #100-2056-0000      ScanLinkTMI
ACR-NEMA DICOM 3.0                              P #100-2057-0000      ScanLinkTMI
QA Station Interface                            P #100-2058-0000      ScanLinkTMIV
(Fuji CR & Lumisys digitizer)

         [ ** ] FOR INSTALLATION IF BOUGHT AS STAND-ALONE CONFIGURATION

NOTE: *Standard scanner must be equipped with appropriate interface and software for system communication.

      *Scanner may need additional upgrade at customer's expense.

      *Up to 400 feet cable length from the scanner.

      *Customer to purchase and route all cable.

                                       63
CONFIDENTIAL TREATMENT REQUESTED

                                VIP TAPE READERS

                MANUFACTURER                                     DESCRIPTION
- --------------------------------------------     --------------------------------------------
GE 9800 (CT)                                     Reads image & patient data from a standard 9
(Part #700-2016-0000)                            track archive tape
GE Advantage (CT)                                Reads image & patient data from a standard 9
(Part #700-2017-0000)                            track archive tape
GE Pace (CT)                                     Reads image & patient data from a standard 9
(Part #700-2018-0000)                            track archive tape
GE Signa (MR)                                    Reads image & patient data from a standard 9
(Part #700-2019-0000)                            track archive tape
Imatron/Ultrafast (CT)                           Reads image & patient data from a standard 9
(Part #700-2020-0000)                            track archive tape
Philips LX/SR (CT)                               Reads image & patient data from a standard 9
(Part #700-2021-0000)                            track archive tape
Picker IQ/PQ (CT)                                Reads image & patient data from a standard 9
(Part #700-2022-0000)                            track archive tape
Picker 1200SX/Level II (CT)                      Reads image & patient data from a standard 9
(Part #700-2023-0000)                            track archive tape
Picker MR (MR)                                   Reads image & patient data from a standard 9
(Part #700-2024-0000)                            track archive tape
Siemens DRH (CT)                                 Reads image & patient data from a standard 9
(Part #700-2025-0000)                            track archive tape
Siemens Magnetom MR (MR)                         Reads image & patient data from a standard 9
(Part #700-2026-0000)                            track archive tape
Siemens Somatom Plus (CT)                        Reads image & patient data from a standard 9
(Part #700-2027-0000)                            track archive tape
Toshiba Xpeed/XpressTM (CT)                      Reads image & patient data from a standard 9
(Part #700-2028-0000)                            track archive tape
Toshiba MRT 35/Access (MR)                       Reads image & patient data from a standard 9
(Part #700-2029-0000)                            track archive tape

FILMING

NETWORK FILM SERVER:
(PART #700-2039-0001)

SERVER SOFTWARE:

     --  Film spooling software allows background filming capability

     --  Choice of laser camera for redundant, mirrored & remote filming

     -- NOTE: 3M/Kodak/DuPont/Fuji/Agfa laser camera must be configured with multi-modality unit and a digital port for CEMAX LaserLink(TM)

LASERLINK(TM) CAMERA INTERFACE INCLUDING:

     -- SBUS hardware and software to control sending images digitally to 3M/Kodak/DuPont/Fuji/Agfa laser camera

     --  Film spooling software allows background filming capability

     --  Software for automatic filming after processing of 2D/3D Images

     -- NOTE: 3M/Kodak/DuPont/Fuji/Agfa laser camera must be configured with multi-modality unit and a digital port for CEMAX LaserLink(TM)

DIRECT FILMING OPTION:
(PART #100-2026-0000)

     --  Direct Filming connection to selected laser camera

     --  Film spooling software allows background filming capabilities

     --  Error message support and job resume

     --  Filming format and copy control

     -- SBUS hardware and software to control sending image digitally to 3M/Kodak/DuPont/Fuji/Agfa laser camera

NETWORK FILMING OPTION:
(PART #700-2023-0000)

     --  Enables selected network station to film over the network to a selected
        Direct Filming node or Network Film Server

     --  Film spooling software allows background filming capabilities

     --  Selection of supported laser camera on the network

     --  Error message support and job resume

     --  Filming format and copy control

     --  User interface icon controlled

                                    UPGRADES

CLINICALVIEWTM SINGLE TO DUAL MONITOR SOFTWARE UPGRADE:
(PART #700-2015-0000)

        --  Software support for two 1280 X 1600 monitors

        --  Seamless integration between monitors

DIAGNOSTICVIEWTM SINGLE TO DUAL MONITOR SOFTWARE UPGRADE:
(PART #700-2046-0000)

        --  Software support for two 2048 scanline monitors

        --  Seamless integration between monitors

CLINICALVIEWTM DUAL TO DIAGNOSTICVIEWTM DUAL MONITOR SOFTWARE UPGRADE:
(PART #700-2047-0000)

        --  Software support for two 2048 scanline monitors

        --  Seamless integration between monitors

VIP1.3 SOFTWARE TO VIP1.4 SOFTWARE UPGRADE:
(PART #700-2038-0000)

     VIEWING SOFTWARE:

        --  Integration to CEMAX distributed database

        --  Patient folder creation

        --  DICOM 3.0 storage class user/provider

                               SERVICE CONTRACTS

STANDARD 12 MONTH SERVICE AGREEMENT FOR STANDARD SYSTEM:

     -- 12 month hardware agreement including all parts, travel and labor (per year)

     -- 12 month software agreement including all standard updates and maintenance

     --  Service premium is paid quarterly in advance

     --  Guaranteed 98% uptime

EXTENDED 48 MONTH SERVICE AGREEMENT FOR STANDARD SYSTEM:

     -- 48 month hardware agreement including all parts, travel and labor (per year)

     -- 48 month software agreement including all standard updates and maintenance

     --  Service premium is paid quarterly in advance

     --  Guaranteed 98% uptime

STANDARD 12 MONTH SERVICE-PARTNER AGREEMENT FOR STANDARD SYSTEM

     -- Service partner provides first level service, Cemax provides second level service support

     -- 12 month hardware agreement including all parts, travel and labor (per year)

     -- 12 month software agreement including all standard updates and maintenance

     --  Service premium is paid quarterly in advance

     --  Guaranteed 98% uptime

EXTENDED 48 MONTH SERVICE-PARTNER AGREEMENT FOR STANDARD SYSTEM:

     -- Service partner provides first level service, Cemax provides second level service support

     -- 48 month hardware agreement including all parts, travel and labor (per year)

     -- 48 month software agreement including all standard updates and maintenance

     --  Service premium is paid quarterly in advance

     --  Guaranteed 98% uptime

        NOTE: --  All products include a 6 month service warranty upon purchase.
              --  Network systems must be individually quoted.

                    ADDITIONAL APPLICATIONS PRODUCT TRAINING

VIP TRAINING AT CEMAX:

     --  Product training of one additional person at CEMAX

     --  One week duration (4 days a week/8 hours a day)

     --  All expenses included

VIP TRAINING AT THE CLIENT'S SITE:

     --  Product training of two persons at the client's site

     --  One week duration (4 days a week/8 hours a day)

     --  All expenses included

                                  EXHIBIT "D"

September 20, 1994

Jim Wales
Business Development Manager
3M Medical Imaging Systems Div.
3M Center, Bldg. 235-2N-16
St. Paul, MN 55144-1000

Dear Jim,

     Cemax proposes to provide integration services to 3M for the products listed on pages 2 and 3.

     Integration includes:

     1) Receiving and tracking all hardware shipped to Cemax from 3M and/or 3M vendors.

     2)  Incoming inspection (FDA GMP Requirement).

     3) Integrate and configure all hardware and software as specified by a 3M work order.

     4)  Finished device inspection (Final Test, FDA GMP Requirement).

     5)  Create a device history file for each system (FDA GMP Requirement).

     6)  Pack and ship system with 3M provided labels and documentation.

     If desired, Cemax will integrate the following products for a fee to be determined after thorough investigation. The final test procedure for these products will be mutually agreed upon by Cemax and 3M.

     -   DICOM Manager

     -   DICOM Print Manager

     -   HIS/RIS Manager

     -   TL -- II Interface

     This proposal assumes 3M will pay for all freight shipped to and from Cemax. All hardware to be purchased by 3M and drop shipped to Cemax. Cemax would
need a [ *             * ] commitment payable in quarterly installments (in
advance) in the amount of [ *    * ] which will be credited to integration
services.

Doug Merk
Director, Operations

cc: Oran Muduroglu                              Tom Kramer
   Terry Ross                                   Greg Patti

                                       68
CONFIDENTIAL TREATMENT REQUESTED

             PRODUCT NAME                 INTEGRATION COST
- --------------------------------------    ----------------
VIPstation 20(TM).....................        $[ *
ClinicalView(TM) (Single).............        $
ClinicalView(TM) (Dual)...............        $
DiagnosticView(TM) (Single)...........        $
DiagnosticView(TM) (Dual).............        $
ImageServer(TM) 1.0...................        $
ArchiveManager 1.0....................        $
QA Station............................        $
Network Film Server...................        $
ClinicalView(TM) (Single to Dual).....        $
DiagnosticView(TM) (Single to Dual)...        $
ScanLink(TM) II.......................        $
ScanLink(TM) III......................        $
OPTIONS
32 MB Memory Expansion................        $
5.0 GB 8MM Tape Drive.................        $
HomeView Server.......................        $
Direct Film Option....................        $
FDDI Option (each)....................        $
Remote Diagnostic Kit.................        $
Trackball Option......................        $
ATM Option (each).....................        $
9 Track Tape Drive....................        $
Mitsubishi Color Ptr..................        $
2.1 GB Disk...........................        $
4.0 GB Disk...........................        $
9 GB Disk.............................        $
18 GB Disk............................        $
27 GB Disk Array......................        $
36 GB Disk Array......................        $
45 GB Disk Array......................        $
54 GB Disk Array......................        $
4.0 GB Raid Storage...................        $
8.0 GB Raid Storage...................        $
12 GB Raid Storage....................        $
24 GB Raid Storage....................        $
32 GB Raid Storage....................        $
48 GB Raid Storage....................        $        * ]

                                       69
CONFIDENTIAL TREATMENT REQUESTED